LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
Lincoln New York Account N for Variable Annuities

Lincoln Investor Advantage®, Lincoln Investor Advantage® Advisory,
Lincoln Investor Advantage® Fee-Based

Supplement dated June 11, 2025 to the
Updating Summary Prospectus for Current Contractowners dated May 1, 2025

This Supplement to your summary prospectus outlines important changes that become effective on and after June 16, 2025.  These changes are related to Appendix A – Funds Available Under The Contract. All other provisions outlined in your variable annuity prospectus remain unchanged.

The following line items are added to Appendix A – Funds Available Under the Contract:

Investment Objective	Fund and Adviser/Sub-adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 year	5 year	10 year
Long-term capital appreciation.	LVIP American Funds Vanguard Active Passive Growth Fund – Service Class advised by Lincoln Financial Investments Corporation	0.98%	N/A	N/A	N/A

You can find the fund prospectus and other information about the Contract online at www.lfg.com/VAprospectus. You can also obtain information at no cost by contacting your financial professional or by sending an email request to CustServSupportTeam@lfg.com.

Please retain this supplement for future reference.